UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 20, 2020

Power Solutions International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35944	33-0963637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Mittel Drive, Wood Dale, Illinois 60191

(Address of Principal Executive Offices, and Zip Code)

(630) 350-9400

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	–	–

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2020, Power Solutions International, Inc. (the “Company” or “PSI”) announced the appointment of Donald P. Klein to serve as the Company’s Interim Chief Financial Officer effective July 20, 2020 (the “Effective Date”). Mr. Klein will succeed Charles F. Avery, Jr., who has resigned from his position as Chief Financial Officer by mutual agreement with the Company on the Effective Date to pursue other interests following a transition period. Mr. Avery has transitioned to a consulting role for the Company pursuant to an agreement between Mr. Avery and the Company as discussed below.

Mr. Klein, age 46, has served as PSI’s corporate controller and principal accounting officer since May 14, 2018 with the responsibility of leading the accounting, tax, internal control and reporting functions. Prior to joining the Company, he served as assistant corporate controller at Littelfuse, Inc., a publicly traded company that sells electronic products to customers in the electronics, automotive and industrial markets. Prior to that role, from 2008 to 2017, Mr. Klein served in various positions of increasing responsibility within finance and accounting, including most recently as assistant corporate controller at Navistar International Corporation, a publicly traded company. Prior to Navistar, he worked for Hewitt Associates as manager of external reporting and at Ernst & Young LLP as a senior manager of assurance and advisory services.

The details of Mr. Klein’s compensation in connection with his appointment will be determined by the Board of Directors (the “Board”) at a later date.

There are no family relationships between Mr. Klein and any of the directors or executive officers of the Company, and there are no transactions in which Mr. Klein has an interest requiring disclosure under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Klein and any other person pursuant to which Mr. Klein was appointed as an officer of the Company.

A press release announcing the matters described above is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Avery Consulting Agreement

In connection with Mr. Avery’s separation from the Company, Mr. Avery and the Company entered into a Consulting Agreement and Release, effective July 20, 2020 (the “Consulting Agreement”). Pursuant to the Consulting Agreement Mr. Avery is entitled to receive (a) a cash severance payment of $300,000 in 12 equal monthly installments of $25,000, (b) subject to his election to receive continued group health plan coverage under COBRA, continued coverage at active-employee rates for up to 12 months after the Effective Date, (c) a cash payment of $155,979.59 under the Company’s Key Performance Indicator (“KPI”) plan for 2019 and a prorated KPI plan bonus through the Effective Date for 2020, if one is put in place for dates prior to the Effective Date and such KPI bonus has been determined by the Board, and (d) a cash payment of $15,000 for transition services.

The Consulting Agreement also provides that Mr. Avery will assist with transition consulting services for the Company beginning on the Effective Date and terminating 90 days thereafter unless earlier terminated pursuant to the Consulting Agreement (the “Consulting Period”). Subject to compliance with the terms of the Consulting Agreement, Mr. Avery is entitled to receive a consulting fee of $25,000 payable every 30 days during the Consulting Period. Mr. Avery has agreed to make himself available on an “as needed” basis during the Consulting Period to assist with transitioning his duties with the Company and as reasonably directed by the Company’s Chief Executive Officer. The Consulting Agreement contains a release of the Company by Mr. Avery and mutual non-disparagement provisions. Mr. Avery also agreed that the confidentiality, non-competition and non-solicitation provisions in his current employment agreement with the Company will remain in effect. Finally, Mr. Avery agreed to cooperate with, and make himself reasonably available to, the Company for a period ending twelve months following termination of the Consulting Period in order to assist with the transition of his duties and financial matters with which he has knowledge at a rate of $250 per hour plus expenses.

The foregoing description of the Consulting Agreement is qualified in its entirety by the full text of the Consulting Agreement, which is attached hereto as Exhibits 10.1 and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On July 24, 2020, the Company issued a press release announcing the Chief Financial Officer transition, which is attached as Exhibit 99.1 hereto.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by reference in such a filing.

Caution Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements regarding the current expectations of the Company about its prospects and opportunities. These forward-looking statements are entitled to the safe-harbor provisions of Section 21E of the Exchange Act. The Company has tried to identify these forward-looking statements by using words such as “anticipate,” “believe,” “budgeted,” “contemplate,” “estimate,” “expect,” “forecast,” “guidance,” “may,” “outlook,” “plan,” “projection,” “should,” “target,” “will,” “would,” or similar expressions, but these words are not the exclusive means for identifying such statements. These statements are subject to a number of risks, uncertainties, and assumptions that may cause actual results, performance or achievements to be materially different from those expressed in, or implied by, such statements. The Company cautions that the risks, uncertainties and other factors that could cause its actual results to differ materially from those expressed in, or implied by, the forward-looking statements, include, without limitation: management’s ability to successfully implement the Audit Committee’s remedial recommendations; the timing of completion of steps to address, and the inability to address and remedy, material weaknesses; the identification of additional material weaknesses or significant deficiencies; variances in non-recurring expenses; risks relating to the substantial costs and diversion of personnel’s attention and resources deployed to address the financial reporting and internal control matters; the ability of the Company to accurately forecast sales, and the extent to which sales result in recorded revenues; changes in customer demand for the Company’s products; volatility in oil and gas prices; the impact of U.S. tariffs on imports from China on the Company’s supply chain to source products; the impact of the investigations being conducted by the Securities and Exchange Commission (the “SEC”), and the criminal division of the United States Attorney’s Office for the Northern District of Illinois and any related or additional governmental investigative or enforcement proceedings; any delays and challenges in recruiting key employees consistent with the Company’s plans; the impact the coronavirus pandemic could have on the Company’s business and financial results; any negative impacts from delisting of the Company’s common stock from the NASDAQ Stock Market and any delays and challenges in obtaining a re-listing on a stock exchange; and the risks and uncertainties described in reports filed by the Company with the SEC, including without limitation its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and the Company’s subsequent filings with the SEC. The Company’s forward-looking statements are presented as of the date hereof. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Consulting Agreement and Release, dated as of July 20, 2020, between the Company and Charles F. Avery, Jr.

99.1	Press Release, dated July 24, 2020, announcing the Chief Financial Officer transition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Power Solutions International, Inc.

Dated: July 24, 2020	By:	/s/ John P. Miller

		Name:	John P. Miller

		Title:	Chief Executive Officer